EXHIBIT 10(iii)(x)

AMENDMENT NUMBER 3

TO THE

OVERSEAS SHIPHOLDING GROUP, INC.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN PLUS

AMENDED AND RESTATED EFFECTIVE AS OF JANUARY 1, 2002

WHEREAS, Overseas Shipholding Group, Inc. (the “Company”) maintains the Overseas Shipholding Group, Inc. Supplemental Executive Retirement Plan Plus (the “Plan”); and

WHEREAS, the Board of Directors of the Company (the “Board”) and the Compensation Committee of the Board each have the authority to amend the Plan at any time.

NOW, THEREFORE, the Plan is hereby amended, effective as of January 1, 2005, as follows:

                                1.             Exhibit C to the Plan is hereby amended to add a new paragraph 10 to read as follows:

“10.         Myles Itkin shall be credited with five (5) years extra service for purposes of calculating his Supplemental Plus Benefit and the death benefit.

IN WITNESS WHEREOF, the Compensation Committee of the Board has caused this Amendment to be executed this 22nd day of February, 2005.

OVERSEAS SHIPHOLDING GROUP, INC.

:	By	/s/ Morten Arntzen
Name: Morten Arntzen
Title: President and Chief Executive Officer